SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                                September 18, 2006

Dalrada Financial Corporation
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(Exact Name of Registrant as Specified in its Charter)

Delaware                                    0-12641                         33-0021693
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(State or Other Jurisdiction                     (Commission                       (IRS Employer
of Incorporation)                             File Number)                               Identification No.)

9449 Balboa Avenue, Suite 211, San Diego, CA                                    92123
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(Address of Principal Executive Offices)                                            (Zip Code)

Registrant's telephone number, including area code: (858) 277-5300
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(Former Name or Former Address, if Changed Since Last Report)

Item 2.1 Acquisition or Disposition of Assets

On September 12, 2006, Dalrada Financial Corporation acquires all the outstanding stock for All Staffing Inc., a Tennessee corporation. The terms of the acquisition include payment of $3.5 million in cash and common stock. This payments consists of $500,000 in cash and a warrant to purchase 450,000 post split shares to Dalrada Financial Corporations’ stock, to be valued at $3,000,000 36 months after issuance (closing).

All Staffing Inc, established in 1991, is a Professional Employer Organization (PEO) located in Lansford, PA. The Company has clients in PA, NJ and NY. All Staffing provides comprehensive outsourcing of human resource and benefit administration, as well as payroll and tax processing as a co-employer with its client companies. In 2004 and 2005 the Company billed approximately $94 million and $104 million respectively in gross payroll, related taxes and administration fees.

All Staffing will be operated as a wholly owned subsidiary of Dalrada Financial Corporation, reporting to CEO Brian Bonar, and shall be responsible for sales and operational activity for the eastern portion of the country. Additionally All Staffing will undertake certain employment processes and administration for the benefit of all the Dalrada Financial companies.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)
The required pro forma financial information is unavailable as of the date hereof and will be filed by the Registrant pursuant to the requirements of the Securities Exchange Act and the rules and regulations promulgated there under within 71 days after the date of the event reported in this Form 8-K.

(b)	Exhibit number.

99.1. Acquisition Agreement
99.2. News release issued by Dalrada Financial Corporation on
September 18, 2006.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

s/ Brian Bonar Chairman of the Board of Directors, September 18, 2006
------------------------ Chief Executive Officer, and
Brian Bonar (Principal Executive Officer)

/s/ Stanley A. Hirschman Director September 18, 2006
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Stanley A. Hirschman

/s/ Eric W. Gaer Director September 18, 2006
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Eric W. Gaer

/s/ Richard H. Green Director September 18, 2006
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Richard H. Green

/s/ David P. Lieberman  Director September 18, 2006
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David P. Lieberman